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                                                                     EXHIBIT 4.2
________________________________________________________________________________


                          REGISTRATION RIGHTS AGREEMENT



                           Dated as of August 26, 2004



                                      among



                            CENTURY ALUMINUM COMPANY,
                           the GUARANTORS party hereto



                                       and



                         CREDIT SUISSE FIRST BOSTON LLC,
                   as Representative of the Initial Purchasers

________________________________________________________________________________

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made and entered into as of August 26, 2004, among CENTURY ALUMINUM COMPANY, a Delaware corporation (the "COMPANY"), each of the GUARANTORS party hereto (the "GUARANTORS") and CREDIT SUISSE FIRST BOSTON LLC, as representative of the several purchasers (the "INITIAL PURCHASERS") listed on Schedule A to the Purchase Agreement (as defined below).

      This Agreement is made pursuant to the Purchase Agreement dated August 10, 2004, among the Company, the Guarantors and the Initial Purchasers (the "PURCHASE AGREEMENT"), which provides for the sale by the Company to the Initial Purchasers of an aggregate of $250,000,000 principal amount of the Company's 7.5% Senior Notes due 2014 (the "SECURITIES"). The Notes will be unconditionally and irrevocably guaranteed (the "GUARANTEES") as to payment of principal, premium, if any, and interest by the Guarantors. The Company and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement by the Company and the Guarantors is a condition to the closing under the Purchase Agreement.

      In consideration of the foregoing, the parties hereto agree as follows:

      1. Definitions

      As used in this Agreement, the following capitalized defined terms shall have the following meanings:

      "1933 ACT" shall mean the Securities Act of 1933, as amended from time to time.

      "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

      "BLOCKAGE NOTICE" shall have the meaning set forth in Section 3 hereof.

      "CLOSING DATE" shall mean the Closing Date as defined in the Purchase Agreement.

      "COMPANY" shall have the meaning set forth in the preamble and shall also include the Company's successors.

      "EXCHANGE OFFER" shall mean the exchange offer by the Company and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.
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      "EXCHANGE OFFER REGISTRATION" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

      "EXCHANGE OFFER REGISTRATION STATEMENT" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "EXCHANGE SECURITIES" shall mean securities issued by the Company under the Indenture and guaranteed by the Guarantors containing terms identical to the Securities (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities (or if authenticated between a record date and interest payment date, from such interest payment date) or, if no such interest has been paid, from August 26, 2004, (ii) the issuance of the Exchange Securities will be registered under the 1933 Act and the Exchange Securities will not contain restrictions on transfer and (iii) the provisions relating to additional interest will be eliminated) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

      "GUARANTORS" shall mean the Guarantors listed on the signature pages hereof, and shall also include any successor to a Guarantor.

      "HOLDER" shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term "HOLDER" shall include Participating Broker-Dealers (as defined in Section 4(a)).

      "INDENTURE" shall mean the Indenture relating to the Securities dated as of August 26, 2004 among the Company, the Guarantors party thereto and Wilmington Trust Company, as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

      "INITIAL PURCHASERS" shall have the meaning set forth in the preamble.

      "MAJORITY HOLDERS" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company, the Guarantors or any of their affiliates (as such term is defined in Rule 405 under the 1933 Act) (other than the Initial Purchasers or subsequent Holders of Registrable Securities if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.


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
      "PERSON" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

      "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

      "PURCHASE AGREEMENT" shall have the meaning set forth in the preamble.

      "REGISTRABLE SECURITIES" shall mean the Securities (including the Guarantees); provided, however, that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and such Securities shall have been disposed of pursuant to such Registration Statement, or an Exchange Offer shall have been consummated hereunder, and such Securities shall have been properly tendered pursuant hereto, (ii) when such Securities have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iii) when such Securities shall have ceased to be outstanding.

      "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable and documented fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities),
(iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable and documented fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) provided, however, in connection with an Underwritten Offering, such fees and disbursements shall be limited to one Underwritten Offering and only shall include fees and expenses for the Initial Purchasers and Holders in their capacity


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
as selling holders under the Shelf Registration Statement and (viii) the fees and disbursements of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or "COLD COMFORT" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder, which shall be the responsibility of the Holders.

      "REGISTRATION STATEMENT" shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "SEC" shall mean the Securities and Exchange Commission.

      "SHELF REGISTRATION" shall mean a registration effected pursuant to
Section 2(b) hereof.

      "SHELF REGISTRATION STATEMENT" shall mean a "SHELF" registration statement of the Company and the Guarantors pursuant to the provisions of Section 2(b) of this Agreement which covers (x) all of the Registrable Securities, except Registrable Securities that the Holders thereof have elected not to include in such Shelf Registration Statement and (y) no other securities unless approved by the Holders whose Registrable Securities are covered by such Shelf Registration Statement, on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "TRUSTEE" shall mean the trustee with respect to the Securities under the Indenture.

      "UNDERWRITER" shall have the meaning set forth in Section 3 hereof

      "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" shall mean a registration in which Registrable Securities are sold to an Underwriter for reoffering to the public.

      2. Registration Under the 1933 Act.

            (a) To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Company and the


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      Guarantors shall use their best efforts to cause to be filed an Exchange
      Offer Registration Statement covering the offer by the Company and the Guarantors to the Holders to exchange all of the Registrable Securities for Exchange Securities and to have such Registration Statement remain effective until the closing of the Exchange Offer. The Company and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement has been declared effective by the SEC and use their best efforts to have the Exchange Offer consummated not later than 60 days after such effective date. The Company and the Guarantors shall commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

                  (i) that the Exchange Offer is being made pursuant to this
            Registration Rights Agreement and that all Registrable Securities validly tendered pursuant to the Exchange Offer will be accepted for exchange;

                  (ii) the dates of acceptance for exchange (which shall be a period of at least 20 business days from the date such notice is mailed) (the "EXCHANGE DATES");

                  (iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Registration Rights Agreement;

                  (iv) that Holders electing to have a Registrable Security
            exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the Exchange Offer Prospectus prior to the close of business on the last Exchange Date;

                  (v) that Holders electing to have Registrable Securities
            exchanged in the Exchange Offer shall be required to (a) represent that all Exchange Securities to be received by them shall be acquired in the ordinary course of their business and that at the time of the consummation of the Exchange Offer they shall have no arrangement or understanding to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Securities and
            (b) make such other representations as may be reasonably necessary under applicable SEC rules, regulations or interpretations to render the use of Form S-4 or other appropriate form under the 1933 Act available; and


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
                  (vi) that Holders will be entitled to withdraw their election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the Exchange Offer Prospectus a, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing his election to have such Securities exchanged.

                  As soon as practicable after the last Exchange Date, the
            Company and the Guarantors shall:

                  (i) accept for exchange Registrable Securities or portions thereof properly tendered and not validly withdrawn pursuant to the Exchange Offer; and

                  (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange and issue, and cause the Trustee to promptly authenticate and mail to each Holder, an Exchange Security equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

      The Company and the Guarantors shall use their respective best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC. The Company and the Guarantors shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

            (b) In the event that (i) the Company and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be consummated as soon as practicable after the last Exchange Date because it would violate applicable law or the applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer is not for any other reason consummated by March 24, 2005 or (iii) the Exchange Offer has been completed and in the opinion of counsel for the Initial Purchasers a Registration Statement must be filed and a Prospectus must be delivered by the Initial Purchasers in connection with any offering or sale of Registrable Securities, the Company and the Guarantors shall use their best efforts to cause to be filed as soon as practicable after such determination, date or notice of such opinion of


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
      counsel is given to the Company, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities and to have such Shelf Registration Statement declared effective by the SEC. In the event the Company and the Guarantors are required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iii) of the preceding sentence, the Company and the Guarantors shall use their best efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer. Subject to the provisions of
      Section 3, the Company and the Guarantors agree to use their best efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) with respect to the Registrable Securities or such shorter period that will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding or otherwise to be Registrable Securities. The Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantors for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use their best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. The Company and the Guarantors agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

            (c) The Company and the Guarantors shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and
      Section 2(b). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

            (d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that, if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order,


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      injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. In the event the Exchange Offer is not consummated or the Shelf Registration Statement is not declared effective on or prior to March 24, 2005, the interest rate on the Securities will be increased by a rate of 0.5% per annum from such date until the Exchange Offer is consummated or the Shelf Registration Statement is declared effective by the SEC.

            (e) Without limiting the remedies available to the Initial Purchasers and the Holders, each of the Company and the Guarantors acknowledges that any failure by it to comply with its obligations under
      Section 2(a) and Section 2(b) hereof may result in material injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be reasonably required to specifically enforce the Company's or such Guarantor's obligations under Section 2(a) and Section 2(b) hereof.

      3. Registration Procedures.

      In connection with the obligations of the Company and the Guarantors with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantors shall as expeditiously as possible:

            (a) prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Company and the Guarantors and (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use their best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

            (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act; subject to Section 4 hereof, to keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;


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
            (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, to counsel for the Initial Purchasers, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; and the Company and the Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

            (d) use their best efforts to register or qualify the Registrable Securities under all applicable state securities or "BLUE SKY" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that neither the Company nor any Guarantor shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

            (e) in the case of a Shelf Registration, notify each Holder of Registrable Securities, counsel for the Holders and counsel for the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company or any Guarantor contained in any underwriting agreement,


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
      securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Company or any Guarantor that a post-effective amendment to a Registration Statement would be appropriate;

            (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

            (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

            (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold that are free of any restrictive legends and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least one business day prior to the closing of any sale of Registrable Securities;

            (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use their best efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company and the Guarantors agree to notify the Holders with instructions to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, (provided that the Company is not required to specify the nature of the event giving rise to the notice requirement hereunder) and the Holders hereby agree to suspend use of


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
      the Prospectus until the Company and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission;

            (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after the initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers and their counsel and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by the Initial Purchasers or their counsel available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Initial Purchasers and their counsel shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel shall reasonably object;

            (k) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

            (l) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

            (m) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and such attorneys and accountants as are designated by the Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company and the Guarantors, and cause the respective officers, directors and employees of the Company and the Guarantors to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by Credit Suisse First Boston LLC and on behalf of the other


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
      parties by one counsel designated by and on behalf of such other parties which shall be counsel to the Initial Purchasers unless such counsel elects not so to act; and provided, further, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of the Shelf Registration Statement or the use of any Prospectus), (iii) such information becomes generally available to the public other than as a result of disclosure or failure to safeguard by any such person, or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement or other obligation not to disclose such information;

            (n) in the case of an Underwritten Offering, if the Securities have been rated prior to their initial sale, use their best efforts to confirm such ratings shall apply to the Registrable Securities covered by a Registration Statement;

            (o) if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company or any Guarantor has received notification of the matters to be incorporated in such filing; and

            (p) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith reasonably requested by the Holders of a majority of the Registrable Securities being sold in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in connection with an Underwritten Offering, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company, the Guarantors and their respective subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference therein, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "COLD COMFORT" letters from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "COLD COMFORT" letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

      In the case of a Shelf Registration Statement, the Company and the Guarantors may require each Holder of Registrable Securities to furnish to them such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as they may from time to time reasonably request in writing. No Holder of Registrable Securities shall be entitled to any additional interest thereon pursuant to Section 2(d) unless and until such Holder shall have provided all such information which is required by the 1933 Act or rules or regulations of the SEC to be included in the Shelf Registration Statement prior to the time it is declared effective.

      In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice (a "BLOCKAGE NOTICE") from the Company or any Guarantor of

      (x) the happening of any event of the kind described in Section 3(e)(ii), 3(e)(iii) or 3(e)(v) hereof, or

      (y) the good faith determination by the Board of Directors of the Company and the Guarantors that, because of valid business reasons (not including avoidance of the Company's and the Guarantors' obligations hereunder), including, without limitation, the acquisition or divestiture of assets, pending corporate developments, public filings with the Commission and similar events, it is in the interest of the Company or each Guarantor to suspend such use, and prior to suspending such use the Company or such Guarantor provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension, upon receipt of instruction to suspend use of the Prospectus, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof (or a notice from the Company that such Holder may resume use of the existing Prospectus), and, if so directed by the Company or such Guarantor, such Holder will deliver to the Company or such Guarantor (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company or any Guarantor shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Company and the Guarantors shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days the Prospectus was not used during the period from and including the date of the giving of such notice to and including the date when the Holders shall have (x) received copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) a notice permitting use of the existing Prospectus. The Company and the Guarantors may suspend the use of the Prospectus for a period not to exceed an aggregate of 45 days in any 90-day or an aggregate of 120 days in any twelve month period.

      The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "UNDERWRITERS") that will administer the offering will be selected by the Majority Holders of the Registrable Securities included in such offering; provided, however, that no person may participate in any Underwritten Offering hereunder unless such person
(i) agrees to sell such person's Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      4. Participation of Broker-Dealers in Exchange Offer.

            (a) The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a "PARTICIPATING BROKER-DEALER"), may be deemed to be an "underwriter" within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

            The Company and the Guarantors understand that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

            (b) In light of the above, notwithstanding the other provisions of this Agreement, the Company and the Guarantors agree that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:

                  (i) the Company and the Guarantors shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by
            Section 3(i), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Company and the Guarantors to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

                  (ii) the application of the Shelf Registration procedures set forth in Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request in writing to the Company and the Guarantors by the Initial Purchasers or with the reasonable request in writing to the Company and the Guarantors by one or more broker-dealers who certify to the Initial Purchasers, the Company and the Guarantors in writing that they anticipate that they will be Participating Broker-Dealers; and provided further that, in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Company and the Guarantors shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be Credit Suisse First Boston LLC unless it elects not to act as such representative, in which case it shall be the entity chosen by the consent of a majority of the Participating Broker-Dealers, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Initial Purchasers unless such counsel elects not to so act, in which case it shall be the counsel chosen by the consent of a majority of the Participating Broker-Dealers and (z) to cause to be delivered only one, if any, "COLD COMFORT" letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

            (c) The Initial Purchasers shall have no liability to the Company, the Guarantors or any Holder with respect to any good faith request that they may make pursuant to Section 4(b) above.

      5. Indemnification and Contribution.

            (a) The Company and the Guarantors agree, jointly and severally, to indemnify and hold harmless the Initial Purchasers, each Holder and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, any Initial Purchaser or any Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Initial Purchaser, any Holder or any such controlling or affiliated Person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company or any Guarantor shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission in reliance upon and in conformity with written information furnished to the

      Company by any Initial Purchaser or any selling Holder expressly for use therein; provided that the Company and the Guarantors shall not be liable to any Initial Purchaser, any Holder or any such controlling or affiliated Person with respect to any Initial Purchaser or Holder to the extent that any such losses, claims, damages or liabilities (the "LOSSES") arise out of or are based upon an untrue statement or alleged untrue statement of material fact or omission or alleged omission if either (A)(i) such Initial Purchaser or Holder was required by law to send or deliver, and failed to send or deliver, a copy of the Prospectus with or prior to delivery of written confirmation of the sale by such Initial Purchaser or Holder to the person asserting the claims from which such Losses arise and
      (ii) the Prospectus made available by the Company prior to the time of delivery of such confirmation would have corrected such untrue statement or alleged untrue statement or omission or alleged omission or (B)(i) such Holder disposed of Registrable Securities to the person asserting the claim from which such Losses arise pursuant to a Registration Statement and sent or delivered, or was required by law to send or deliver, a Prospectus to such person in connection with such disposition and (ii) such Holder received a Blockage Notice or a notice from the Company of the happening of an event of the kind described in Section 3(e)(iii) in writing prior to execution and delivery of a contract for such disposition. In connection with any Underwritten Offering permitted by
      Section 3, the Company and the Guarantors will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

            (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, the Initial Purchasers and the other selling Holders, and each of their respective directors, officers who sign the Registration Statement and each Person, if any, who controls the Company or any Guarantor, any Initial Purchaser and any other selling Holder within the meaning of either Section 15 of the 1933 Act or
      Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company and the Guarantors to the Initial Purchasers and the Holders, but only with reference to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein.

            (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such Person (the "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing; provided that the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraphs (a) and (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligations provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (A) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Initial Purchasers and all Persons, if any, who control any Initial Purchaser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, (B) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company and the Guarantors, their respective directors, officers who sign the Registration Statement and each Person, if any, who controls the Company or any Guarantor within the meaning of either such Section and (C) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all Persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Initial Purchasers and Persons who control the Initial Purchasers, such firm shall be designated in writing by Credit Suisse First Boston LLC. In such case involving the Holders and such Persons who control Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

            (d) If the indemnification provided for in paragraph (a) or paragraph (b) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors, on the one hand, and the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective principal amount of Registrable Securities of such Holder that were registered pursuant to a Registration Statement.

            (e) The Company, each Guarantor and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
      Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Securities were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers, any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company and the Guarantors, their officers or directors or any Person controlling the Company or any Guarantor, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

      6. Miscellaneous.

            (a) No Inconsistent Agreements. Neither the Company nor any Guarantor has entered into, and on or after the date of this Agreement will enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of other issued and outstanding securities of the Company or any Guarantor under any such agreements.

            (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

            (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; and (ii) if to the Company and the Guarantors, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

      Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

            (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as initial Purchasers) shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

            (e) Purchases and Sales of Securities. The Company and the Guarantors shall not, and shall use their best efforts to cause their respective affiliates (as defined in Rule 405 under the 1933 Act) not to, purchase and then resell or otherwise transfer any Securities which constitute "restricted securities" under Rule 144 under the 1933 Act except pursuant to an effective registration statement under the 1933 Act.

            (f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

            (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof

            (i) Governing Law. This Agreement shall be governed by the laws of the State of New York.

            (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                     CENTURY ALUMINUM COMPANY

                                        By: /s/ Daniel J. Krofcheck
                                            ____________________________________
                                            Name:  Daniel J. Krofcheck
                                            Title: Vice President and Treasurer


                                     CENTURY ALUMINUM OF WEST VIRGINIA, INC.,
                                          as a Guarantor


                                        By: /s/ Daniel J. Krofcheck
                                            ____________________________________
                                            Name:  Daniel J. Krofcheck
                                            Title: Vice President and Treasurer

                                     BERKELEY ALUMINUM, INC.,
                                          as a Guarantor


                                        By: /s/ Daniel J. Krofcheck
                                            ____________________________________
                                            Name:  Daniel J. Krofcheck
                                            Title: Vice President and Treasurer

                                     CENTURY KENTUCKY, INC.,
                                          as a Guarantor


                                        By: /s/ Daniel J. Krofcheck
                                            ____________________________________
                                            Name:  Daniel J. Krofcheck
                                            Title: Vice President and Treasurer

                                     VIRGIN ISLANDS ALUMINA
                                     CORPORATION LLC.,
                                          as a Guarantor


                                        By: /s/ Daniel J. Krofcheck
                                            ____________________________________
                                            Name:  Daniel J. Krofcheck
                                            Title: Vice President and Treasurer

                                     METALSCO, LTD.,
                                          as a Guarantor


                                        By: /s/ Daniel J. Krofcheck
                                            ____________________________________
                                            Name:  Daniel J. Krofcheck
                                            Title: Vice President and Treasurer


                                     SKYLINER, INC.,
                                          as a Guarantor


                                        By: /s/ Daniel J. Krofcheck
                                            ____________________________________
                                            Name:  Daniel J. Krofcheck
                                            Title: Vice President and Treasurer

                                     NSA, LTD.,
                                          as a Guarantor

                                     By:  Metalsco, Ltd., a Georgia corporation,
                                          its general partner


                                        By: /s/ Daniel J. Krofcheck
                                            ____________________________________
                                            Name:  Daniel J. Krofcheck
                                            Title: Vice President and Treasurer

                                     HANCOCK ALUMINUM LLC,
                                          as a Guarantor


                                        By: /s/ Daniel J. Krofcheck
                                            ____________________________________
                                            Name:  Daniel J. Krofcheck
                                            Title: Vice President and Treasurer

                                     CENTURY LOUISIANA, INC.
                                          as a Guarantor


                                        By: /s/ Daniel J. Krofcheck
                                            ____________________________________
                                            Name:  Daniel J. Krofcheck
                                            Title: Vice President and Treasurer


                                     CENTURY ALUMINUM HOLDINGS, INC.
                                          as a Guarantor

                                        By: /s/ Daniel J. Krofcheck
                                            ____________________________________
                                            Name:  Daniel J. Krofcheck
                                            Title: Vice President and Treasurer



The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first above
written.

CREDIT SUISSE FIRST BOSTON LLC
BANC OF AMERICA SECURITIES LLC
GOLDMAN, SACHS & CO.
J.P. MORGAN SECURITIES INC.

By: CREDIT SUISSE FIRST BOSTON LLC


By: /s/ Jeff Porphy
    __________________________________
    Name:  Jeff Porphy
    Title: Director